UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 21, 2023

BMO 2023-5C2 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001994754)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

Societe Generale Financial Corporation

(Central Index Key number 0001755531)

LMF Commercial, LLC

(Central Index Key number 0001592182)

German American Capital Corporation

(Central Index Key number 0001541294)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

UBS AG

(Central Index Key number 0001685185)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-08	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “November 28, 2023 Form 8-K”), filed with the Securities and Exchange Commission (the “Commission”) on November 28, 2023 under Commission File No. 333-255934-08 (SEC Accession No. 0001539497-23-002028), with respect to BMO 2023-5C2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-5C2, as and to the extent described below. The purpose of this amendment is to amend the November 28, 2023 Form 8-K by replacing all references to “Lake Merritt Plaza Whole Loan”, “Lake Merritt Plaza Mortgage Loan” and “Lake Merritt Plaza” in the November 28, 2023 Form 8-K with “Merit Hill Self Storage Whole Loan”, “Merit Hill Self Storage Mortgage Loan” and “Merit Hill Self Storage”, respectively, such that the second paragraph under Item 1.01 of the November 28, 2023 Form 8-K shall be as follows:

As of the Closing Date, (i) the Whole Loan (the “Scottsdale Gilbert Retail Portfolio Whole Loan”) relating to the Mortgage Loan (the “Scottsdale Gilbert Retail Portfolio Mortgage Loan”) secured by the portfolio of Mortgaged Properties identified on the Mortgage Loan Schedule as Scottsdale Gilbert Retail Portfolio, (ii) the Whole Loan (the “Merit Hill Self Storage Whole Loan”) relating to the Mortgage Loan (the “Merit Hill Self Storage Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Merit Hill Self Storage Plaza, and (iii) the Whole Loan (the “Overlook at Ballantyne Whole Loan” and, collectively with the Scottsdale Gilbert Retail Portfolio Whole Loan and the Merit Hill Self Storage Whole Loan, the “Servicing Shift Whole Loans”) relating to the Mortgage Loan (the “Overlook at Ballantyne Mortgage Loan” and, collectively with the Scottsdale Gilbert Retail Portfolio and the Merit Hill Self Storage Mortgage Loan, the “Servicing Shift Mortgage Loans”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Overlook at Ballantyne were required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

Effective upon the filing of this Form 8-K/A, the second paragraph under Item 1.01 of the November 28, 2023 Form 8-K is amended as described above. No other changes have been made to the November 28, 2023 Form 8-K other than the changes described above. For the avoidance of doubt, the Whole Loan (the “Lake Merritt Plaza Whole Loan”) relating to the Mortgage Loan (the “Lake Merritt Plaza Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Lake Merritt Plaza is, and has since the Closing Date been, serviced under the Pooling and Servicing Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to them in the November 28, 2023 Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2023-5C2 – Form 8-K/A